UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 23, 2004



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



           Minnesota                  0-944                41-0783184
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  (State or other jurisdiction    (Commission           (I.R.S. Employer
       of incorporation)           file number)        Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Section 8 - Other Events

     Item 8.01 Possis Announces Preliminary AiMI Study Results--Full Results to be Announced at TCT Conference in September.

     On August 23, 2004, the Company issued a press release announcing preliminary results of its AngioJet Rheolytic Thrombectomy In Patients Undergoing Primary Angioplasty for Acute Myocardial Infarction clinical study (the "AiMI Study") and indicated full results would be announced at the Transcatheter Therapeutics Conference (TCT) in September. In addition, Possis announced that its board of directors has issued an additional authorization to repurchase up to ten million dollars of its common equity.

     A full copy of the referred-to press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

     Item 9.01 Possis Announces Preliminary AiMI Study Results--Full Results to be Announced at TCT Conference in September.

     On August 23, 2004, the Company issued a press release announcing its preliminary fiscal 2004 financial results and its adjusted preliminary guidance for fiscal 2005.

     [c] Exhibits.

     99.1 Press Release, dated August 23, 2004, issued by Possis Medical, Inc.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 23, 2004
                                               POSSIS MEDICAL, INC.



                                               By: /s/ Eapen Chacko
                                                   -----------------------------
                                                   Eapen Chacko
                                                   Vice President, Finance

                                  EXHIBIT INDEX

     Exhibit No.             Description
     -----------             -----------

       99.1                  Press Release, dated August 23, 2004, issued by
                             Possis Medical, Inc.